UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSMEX

Putnam Short-Term Municipal Income Fund

Semiannual report
5 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Trustee approval of management contract	13

Financial statements	16

Consider these risks before investing: Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3 and 7–8 for additional performance information. For the period, the fund had expense limitations, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the life of fund period are not annualized, but cumulative.

2	Short-Term Municipal Income Fund

Interview with your fund’s portfolio manager

Susan, this is Putnam Short-Term Municipal Income Fund’s first shareholder report, covering the abbreviated semiannual period from the fund’s launch on March 18, 2013, through May 31, 2013. How did the fund perform?

The municipal bond market enjoyed favorable market conditions in the first part of the period, following the Treasury market to some extent and benefiting as rates moved lower and prices moved higher. Gains in April were reversed during May as rising rates sent investors scrambling, with the 10-year Treasury yield soaring close to 50 basis points, or half a percentage point, as concerns over the Federal Reserve’s eventual tapering of its latest quantitative easing came to the fore. Municipal bonds followed U.S. Treasuries but not to the same magnitude.

Despite the muted performance, we saw some encouraging trends as we closed out the period. Refinancing activity has been high, as issuers are retiring higher-coupon bonds whenever possible and replacing them with lower-yielding debt, which is buoying prices and demand. In addition, increased clarity on tax rates, at least for the near future, has had a positive influence on the market.

I am happy to report that the fund’s focus on short-term municipal bonds helped to soften the impact of market volatility on the portfolio due to their relatively lower interest-rate sensitivity compared with

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/18/13 (commencement of operations) to 5/31/13. See pages 2 and 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Short-Term Municipal Income Fund	3

longer-term municipal bonds. Against this backdrop, the fund turned in slightly positive performance for the period that surpassed that of its benchmark index, the Barclays 3-Year Municipal Bond Index. We believe this result is attributable to two sources. First, the fund’s average maturity is shorter than that of the benchmark. During the end of the performance period, as yields in the market rose, prices of the securities in the fund fell less than those held in the benchmark. Second, our security selection and trading expertise allowed us to purchase a number of undervalued bonds that increased in price relatively quickly.

Could you speak to the fund’s strategy, and how you positioned the portfolio during the period?

In general, we seek to position the fund to offer a competitive tax-free yield and the potential for price appreciation by investing in a range of high-quality, short-term municipal bonds from across the nation. The fund is more weighted toward essential service revenue bonds over local general obligation bonds. From a credit-quality perspective, the A-rated and Baa-rated segments of the municipal bond market continue to offer attractive relative value opportunities, in our analysis. We continue to have a favorable outlook and have overweighted investments in several higher-yielding sectors of the municipal bond market, including continuing-care retirement communities, utilities, higher education, and not-for-profit hospitals. Generally speaking, the supply/demand picture becomes more favorable in the summer months when reinvestment demand is typically the highest of the year — thereby providing support for municipal bond prices. That said, other factors such as interest rates and the direction of the

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Short-Term Municipal Income Fund

economy, among others, have influenced and continue to influence market activity.

How would you describe the general health of the municipal bond market?

In 2012, bankruptcy filings were in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do, however, expect to see occasional isolated incidents of insolvency, which can create headline risk.

Across the nation, states have made slow but steady progress as they began to emerge from the Great Recession. While a handful of states still face some budget pressure for the remainder of their 2013 fiscal year, 45 states reported that they are likely to meet or exceed their revenue projections for fiscal year 2013, according to the National Conference of State Legislatures. While this is an encouraging trend, challenges remain at the local level given federal deficit reduction and the ensuing cutbacks to the states. Many states have lowered expenses by reducing their financial support to cities and counties. Should the economy begin to slow, this would almost certainly negatively affect municipal finances, in our opinion. However, on balance, we think the outlook is becoming increasingly stable given the general improvement in employment, economic growth, and consumer confidence, all of which have contributed to rising tax collections.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Derivative instruments are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund	5

What is your outlook for the second half of 2013?

We continue to have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While spreads are much narrower than they were at their peak, they remain attractive within certain credit-quality areas, in our opinion. Although they softened somewhat at the end of the period, technical factors in the market — specifically, continued refunding activity and stable investor demand — generally have remained supportive in recent months. While investors now have more near-term certainty on tax rates for 2013, many issues remain unresolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform later this year, all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly, based on our analysis.

Thank you, Susan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Susan A. McCormack holds an M.B.A. from the Stanford Graduate School of Business at Stanford University and an A.B. from Dartmouth College. A CFA charterholder, she joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Susan, your fund’s portfolio managers are Paul M. Drury, CFA, and Thalia Meehan, CFA.

IN THE NEWS

As individual states continue to work their way through the nation’s multi-year economic recovery in the wake of the Great Recession, the overall fiscal outlook from state officials around the country is one of stability, with some feelings of uncertainty, according to a recent report by the National Conference of State Legislatures (NCSL). A small but growing number of states reported “moderate to strong” fiscal conditions resulting in budget surplus projections, according to the report “State Budget Update: Spring 2013,” while a handful of states continue to grapple with ongoing budget difficulties. Some of the concerns can be tied to the federal budget sequestration that went into effect on March 1, 2013, as part of January’s American Taxpayer Relief Act. The sequestration includes $85 billion in federal spending cuts for fiscal year 2013, split evenly between defense and non-defense spending and resulting in estimated 5.9% across-the-board cuts of federal nondiscretionary accounts, according to the NCSL.

6	Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended May 31, 2013. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	0.34%	–0.66%	0.31%	–0.69%	0.30%	–0.70%	0.33%	–0.42%	0.38%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects

Comparative index returns For periods ended 5/31/13

	Barclays 3-Year Municipal	Lipper Short Municipal Debt
	Bond Index	Funds category average*

Life of fund	0.15%	0.05%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund period ended 5/31/13, there were 98 funds in this Lipper category.

Short-Term Municipal Income Fund	7

Fund price and distribution information For the period ended 5/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	3		3	3	3		3

Income[1]	$0.004102		$0.001303	$0.000166	$0.003447		$0.008207

Capital gains[2]	—		—	—	—		—

Total	$0.004102		$0.001303	$0.000166	$0.003447		$0.008207

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

3/18/13*	$10.00	$10.10	$10.00	$10.00	$10.00	$10.08	$10.00

5/31/13	10.03	10.13	10.03	10.03	10.03	10.11	10.03

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	0.28%	0.28%	0.09%	0.01%	0.24%	0.24%	0.53%

Taxable equivalent[4]	0.49	0.49	0.16	0.02	0.42	0.42	0.94

Current 30-day SEC yield
(with expense limitation)[5,6]	N/A	0.09	–0.25	0.16	N/A	0.02	0.47

Taxable equivalent[4]	N/A	0.16	–0.44	0.28	N/A	0.04	0.83

Current 30-day SEC yield
(without expense limitation)[6]	N/A	–1.80	–2.17	–1.77	N/A	–1.88	–1.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 For the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–0.13%	–1.13%	–0.17%	–1.17%	–0.20%	–1.20%	–0.14%	–0.89%	–0.07%

See the discussion following the Fund performance table on page 7 for information about the calculation of fund performance.

8	Short-Term Municipal Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s inception March 18, 2013 through May 31, 2013, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Estimated net expenses for the fiscal year
ended 11/30/13*†	0.60%	0.80%	1.35%	0.65%	0.35%

Estimated total annual operating expenses for
the fiscal year ended 11/30/13†	1.03%	1.23%	1.78%	1.08%	0.78%

Annualized expense ratio from 3/18/13
(commencement of operations) to 5/31/13**	0.52%	0.66%	0.80%	0.55%	0.31%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

** Reflects a voluntary waiver of certain fund expenses.

† Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 18, 2013 (commencement of operations) to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$1.07	$1.37	$1.65	$1.13	$0.64

Ending value (after expenses)	$1,003.40	$1,003.10	$1,003.00	$1,003.30	$1,003.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/18/13 (commencement of operations) to 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund	9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from March 18, 2013 (commencement of operations) to May 31, 2013, use the following calculation method.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$1.07	$1.37	$1.66	$1.14	$0.64

Ending value (after expenses)	$1,009.21	$1,008.91	$1,008.62	$1,009.14	$1,009.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/18/13 (commencement of operations) to 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10	Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Short-Term Municipal Income Fund	11

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12	Short-Term Municipal Income Fund

Trustee approval of management contract

General conclusions

In December 2012, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management (“Putnam Management”) for an initial term extending through June 30, 2013 and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). (Following the close of your fund’s reporting period ended May 31, 2013, the Board of Trustees approved the continuance of the fund’s management and sub-management contracts through June 30, 2014. Information regarding this approval will be included in your fund’s shareholder report for the period ending November 30, 2013.)

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management and sub-management contracts. In November and December 2012, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management and sub-management contracts and related information over the course of several months leading up to their June 2012 meeting. Over this period, the Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees.

On December 14, 2012, the Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management and sub-management contracts, effective March 18, 2013. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam Funds, and the costs expected to be incurred by Putnam Management in providing services, and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the proposed management arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of

Short-Term Municipal Income Fund	13

fee arrangements for other Putnam funds in the current and prior years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

The Trustees considered that, like most Putnam open-end funds, your fund’s proposed fee schedule has the benefit of breakpoints that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had been in place for less than three years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

The Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund to the extent that expenses (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under distribution plans and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contracts) would exceed an annual rate of 0.35% of the fund’s average net assets through June 30, 2014. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve your fund’s management and sub-management contracts.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means

14	Short-Term Municipal Income Fund

uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the proposed management fees to be paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which generally meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with its review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Short-Term Municipal Income Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the most recent reporting period. In a semiannual report, the highlights table also includes the current reporting period.

16	Short-Term Municipal Income Fund

The fund’s portfolio 5/31/13 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHLMC Coll. Federal Home Loan Mortgage	NATL National Public Finance Guarantee Corp.
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	Q-SBLF Qualified School Board Loan Fund
Association Collateralized	Radian Insd. Radian Group Insured

MUNICIPAL BONDS AND NOTES (96.9%)*	Rating**	Principal amount	Value

Arizona (3.7%)
AZ Agricultural Impt. & Pwr. Dist. Elec.
Syst. Rev. Bonds
Ser. B, 4s, 1/1/16	Aa1	$25,000	$27,193
Ser. A, 3s, 1/1/16	Aa1	35,000	37,178

AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.)
Ser. A, 5s, 1/1/17	AA–	50,000	56,831
Ser. D, 5s, 1/1/15	AA–	25,000	26,756

AZ State Trans. Board Hwy. Rev. Bonds
(Maricopa Cnty.), 5s, 7/1/14	Aa1	35,000	36,759

AZ State U. Rev. Bonds, Ser. 2008-C,
5 1/2s, 7/1/15	AA	50,000	55,202

Maricopa Cnty., Pub. Fin. Corp. Lease Rev. Bonds,
Ser. B, AMBAC, 4s, 7/1/13	Aa1	50,000	50,145

Northern AZ U. Rev. Bonds, NATL, FGIC,
5 1/4s, 6/1/15	A1	45,000	48,645

Rogers, Rev. Bonds (Sales and Use Tax),
3s, 11/1/14	AA	70,000	72,659

			411,368
California (17.1%)
Bay Area Toll Auth. of CA Rev. Bonds
(San Francisco Bay Area), Ser. F, 5s, 4/1/15	AA	30,000	32,537

CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific),
5s, 11/1/14	A2	40,000	42,332

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars-Sinai Med. Ctr.), 5s, 11/15/15	AAA	50,000	55,292
(Northern CA Retirement Officers), 4s, 1/1/16	A	50,000	53,800

CA Muni. Fin. Auth. Solid Waste Mandatory
Put Bonds (7/1/13) (Republic Services, Inc.),
0.45s, 9/1/21	A–2	75,000	75,000

CA State G.O. Bonds, 5s, 9/1/15	A1	25,000	27,454

CA State G.O. Bonds, 4.2s, 11/1/13	A1	50,000	50,821

CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. L, 5s, 5/1/14	Aa3	150,000	156,510

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/15	A2	100,000	110,239

Short-Term Municipal Income Fund	17

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Henry Mayo Newhall Memorial Hosp.),
5s, 10/1/16	A	$45,000	$50,240
(Kaiser Credit Group), Ser. A, 5s, 4/1/14	A+	20,000	20,778
(Southern CA Edison Co.), 1 3/8s, 4/1/28	A1	75,000	74,704

Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds, Ser. A, 4s, 9/1/17	BBB+	25,000	27,149

Fontana, School Dist. G.O. Bonds, Ser. A, AGM,
5 1/4s, 8/1/23 (Prerefunded 8/1/14)	Aa3	120,000	126,948

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 5s, 6/1/17	A2	50,000	57,569

Imperial Irrigation Elec. Dist. Rev. Bonds
5s, 11/1/14	AA–	50,000	53,169
Ser. A, 5s, 11/1/13	AA–	30,000	30,562

Irvine, Special Tax Bonds (Cmnty. Facs. Dist.
No. 2005), Ser. 2, 4s, 9/1/18 ##	BBB	75,000	81,760

Los Angeles, G.O. Bonds, Ser. A, AGM, 4s, 9/1/14	Aa2	50,000	52,312

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5 1/4s, 5/15/24	AA	20,000	22,543

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. A, FGIC, 6s, 7/1/13	Aa2	150,000	150,656

Los Angeles, Wastewater Syst. Rev. Bonds,
Ser. A, 5s, 6/1/14	AA+	25,000	26,177

Metro. Wtr. Dist. Rev. Bonds, Ser. B-3, NATL, 5s,
10/1/19 (Prerefunded 10/1/14)	AAA	270,000	286,991

Modesto, Irrigation Dist. Elec. Rev. Bonds,
Ser. A, 5s, 7/1/19	A+	30,000	35,708

Northern CA Pwr. Agcy. Rev. Bonds
(Geothermal No. 3), Ser. A, 5 1/4s, 7/1/20	A1	40,000	46,454
(Hydroelec. Project No. 1-C), AGM, 5s, 7/1/16	AA–	40,000	45,010

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/14	AA–	30,000	31,628

Southern CA Pub. Pwr. Auth. Rev. Bonds
(San Pwr. Systs.), Ser. A, AGM, 5s, 1/1/15	AA–	75,000	80,348

			1,904,691
Colorado (0.4%)
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
4s, 11/15/17	A1	20,000	22,306

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1,
NATL, 5 1/4s, 9/1/18	A	20,000	22,309

			44,615
Connecticut (0.8%)
CT State G.O. Bonds
Ser. B, 5s, 12/1/14	AA	35,000	37,436
Ser. D, AGM, 5s, 11/15/14	AA	20,000	21,354

South Central, Regl. Wtr. Auth. Syst. Rev. Bonds,
Ser. 20, NATL, 4 1/2s, 8/1/14	Aa3	25,000	26,219

			85,009

18	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

Florida (6.1%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. L,
AMBAC, 5s, 10/1/14	A1	$60,000	$63,644

Citizens Property Insurance Corp. Rev. Bonds
(High Act), Ser. A-1, 5 3/8s, 6/1/16	A+	15,000	16,904
AGM, 5s, 6/1/14	AA–	25,000	26,126

Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
(Baptist Hosp., Inc.), 5s, 8/15/18	Baa1	60,000	67,825

FL State G.O. Bonds (Dept. of Trans.),
Ser. A, 5s, 7/1/14	AAA	35,000	36,791

FL State Rev. Bonds, Ser. A, 5s, 7/1/14	Aa3	50,000	52,503

FL State Muni. Pwr. Agcy. Rev. Bonds
(All Requirements Pwr.), Ser. A
AGM, 5s, 10/1/13	A2	25,000	25,372
4s, 10/1/16	A2	50,000	54,889

Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth. Syst.), Ser. A, 5s, 11/15/14	Aa3	30,000	31,985

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (9/1/13) (Tampa Elec.
Co.), Ser. B, 5.15s, 9/1/25	A3	50,000	50,542

Kissimmee, Util. Auth. Rev. Bonds
AMBAC, 5s, 10/1/16	A1	50,000	54,482
4s, 10/1/13	A1	50,000	50,592

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds,
Ser. B, AGM
5s, 10/1/15	Aa2	50,000	55,311
5s, 10/1/13	Aa2	85,000	86,313

			673,279
Georgia (0.5%)
Main St. Natural Gas, Inc. Rev. Bonds, Ser. A,
5s, 3/15/14	A2	50,000	51,617

			51,617
Hawaii (0.3%)
HI State G.O. Bonds, Ser. DA, NATL, 4s, 9/1/13	Aa2	35,000	35,317

			35,317
Illinois (3.8%)
Chicago, G.O. Bonds, AMBAC, 4s, 12/1/14	Aa3	100,000	105,247

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. D,
AGM, 4s, 1/1/18	AA–	75,000	82,626

Chicago, Waste Wtr. Transmission Rev. Bonds
NATL, 5 1/2s, 1/1/17	Aa3	50,000	57,553
Ser. A, 5s, 1/1/15	Aa1	50,000	53,536
3s, 1/1/14	Aa3	75,000	76,161

IL State Rev. Bonds, NATL, FGIC, 5 1/2s, 6/15/16	AAA	40,000	45,794

			420,917
Louisiana (0.6%)
Morehouse Parish, Poll. Control Rev. Bonds
(Intl. Paper Co.), Ser. A, 5 1/4s, 11/15/13	BBB	70,000	71,417

			71,417

Short-Term Municipal Income Fund	19

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

Maryland (0.8%)
MD State G.O. Bonds, 5 1/2s, 3/1/15	Aaa	$25,000	$27,248

MD State Econ. Dev. Corp. Rev. Bonds
(Salisbury U.), 3s, 6/1/14 ##	Baa3	25,000	25,416

MD State Trans. Auth. Rev. Bonds, 5s, 3/1/16	AAA	35,000	39,106

			91,770
Massachusetts (4.4%)
MA State G.O. Bonds, Ser. C, AGM, 4s, 8/1/16	Aa1	25,000	27,653

MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 4s, 7/1/17	A1	50,000	55,971

MA State Dev. Fin. Agcy. Rev. Bonds
(College of the Holy Cross), Ser. B, 5s, 9/1/13	Aa3	100,000	101,141
(Berkshire Hlth. Syst.), Ser. G, 4s, 10/1/13	A3	100,000	101,040

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5s, 7/1/16	BBB+	25,000	27,729
(Northeastern U.), Ser. R, 4 1/2s, 10/1/15	A2	25,000	27,166

MA State Hlth. & Edl. Fac. Auth. Mandatory Put
Bonds (4/1/16) (U. of MA), Ser. A, 0.7s, 11/1/30	Aa2	50,000	49,944

MA State School Bldg. Auth. Sr. Sales Tax Rev.
Bonds, Ser. A, AGM, 3 1/2s, 8/15/13	Aa1	100,000	100,652

			491,296
Michigan (4.7%)
Dexter, G.O. Bonds (School Bldg. & Site), AGM,
Q-SBLF, 5s, 5/1/14	Aa2	25,000	26,050

Lansing, Board of Wtr. & Ltg. Util. Syst. Rev.
Bonds, Ser. A, 2s, 7/1/14	Aa3	50,000	50,920

MI Pub. Pwr. Agcy. Rev. Bonds (Belle River),
Ser. A, NATL, 5 1/4s, 1/1/15	AA	25,000	26,670

MI State Bldg. Auth. Rev. Bonds (Fac. Program)
Ser. I, AGM, 5 1/4s, 10/15/13	Aa3	25,000	25,454
Ser. II-A, 3s, 10/15/14	Aa3	25,000	25,920

MI State Fin. Auth. Rev. Bonds (Unemployment
Oblig. Assmt.), 5s, 7/1/16	Aaa	150,000	170,109

MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), Ser. A, 5s, 11/15/16	A2	20,000	22,355
(Sparrow Hosp.), 5s, 11/15/16	A1	25,000	27,998
(Sparrow Hosp.), 5s, 11/15/13	A1	30,000	30,562

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp. Corp.), 5 1/2s, 6/1/15	BBB	30,000	32,534

Wayne Cnty., Arpt. Auth. Rev. Bonds
(Detroit Metro. Arpt.), 5s, 12/1/15	AA–	25,000	27,733

Zeeland, Pub. Schools G.O. Bonds, AGM,
Q-SBLF, 5s, 5/1/15	Aa3	50,000	54,112

			520,417
Minnesota (4.1%)
Hennepin Cnty., G.O. Bonds, Ser. A,
4 1/4s, 12/1/13	Aaa	50,000	50,997

Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, AMBAC, 5s, 1/1/15	A	80,000	85,565

Minneapolis, G.O. Bonds, Ser. A, zero %, 12/1/15	Aaa	10,000	9,901

MN State G.O. Bonds, Ser. F, 4s, 8/1/14	Aa1	50,000	52,174

20	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Olmsted Cnty., G.O. Bonds (Resource Recvy.),
Ser. A, 4s, 2/1/15	Aaa	$25,000	$26,514

Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 1/1/17	A1	35,000	40,114

St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev.
Bonds (Allina Hlth. Syst.), 5s, 11/15/14	Aa3	75,000	79,795

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (Regions Hosp.), 5 1/4s, 5/15/17	A2	25,000	27,903

U. of MN Rev. Bonds (State Supported Stadium
Debt), 5s, 8/1/15	Aa1	50,000	54,897

Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
AGM, 5s, 1/1/16	Aa3	25,000	27,641

			455,501
Nebraska (0.4%)
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 4s, 1/1/14	A1	45,000	45,962

			45,962
Nevada (2.0%)
Clark Cnty., Impt. Dist. Special Assessment
Bonds (Dist. No. 142 Mountain Edge Local
Impt.), 3s, 8/1/14	BBB–	75,000	75,911

Henderson G.O. Bonds (Wtr. & Swr.),
NATL, 5s, 9/1/14	Aa2	30,000	31,719

Las Vegas, Special Assessment Bonds
(Dist. No. 607 Local Impt.), 3s, 6/1/16	BB/P	25,000	25,430

NV State Hwy. Rev. Bonds (Motor Vehicle Fuel
Tax), 5s, 12/1/15	AA+	85,000	94,359

			227,419
New Jersey (5.2%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, 3s, 10/1/15	Aa2	100,000	105,669

Essex Cnty., Impt. Auth. Rev. Bonds, AGM,
5s, 12/15/13	Aa2	30,000	30,738

Monmouth Cnty., G.O. Bonds, 3 1/4s, 12/1/13	Aaa	25,000	25,376

Morris Cnty., G.O. Bonds, 3 3/4s, 2/1/15	Aaa	110,000	116,149

NJ State G.O. Bonds, 5s, 6/1/15	Aa3	25,000	27,260

NJ State Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction)
Ser. KK, 5s, 3/1/16	A1	20,000	22,317
Ser. W, 5s, 3/1/16	A1	25,000	27,897

NJ State Edl. Fac. Auth. Rev. Bonds (Ramapo
College of NJ), Ser. I, AMBAC, 5s, 7/1/16	A2	50,000	55,346

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 5 3/4s, 7/1/15	BBB–	25,000	25,988
(South Jersey Hosp., Inc.), 5s, 7/1/16	A2	20,000	21,816
(St. Barnabas Hlth.), Ser. A, 3 1/4s, 7/1/16	Baa1	25,000	26,247

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, NATL, 5 1/4s, 12/15/14	A1	90,000	96,599

			581,402
New Mexico (0.7%)
NM State U. Rev. Bonds, Ser. A, 4s, 4/1/15	Aa2	25,000	26,656

Santa Fe, Waste Wtr. Syst. Rev. Bonds,
Ser. B, 2s, 6/1/15	AA	50,000	51,422

			78,078

Short-Term Municipal Income Fund	21

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

New York (14.5%)
Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, FHLMC Coll., FNMA Coll.,GNMA Coll., 5s,
4/1/23 (Prerefunded 10/1/15)	AA+	$180,000	$199,474

Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. B, 3s, 12/1/15	A–	50,000	52,579

Nassau Cnty., Local Econ. Assistance Corp. Rev.
Bonds (South Nassau Cmntys. Hosp.), 4s, 7/1/16	A3	25,000	26,971

NY City, G.O. Bonds, Ser. E-1
AMBAC, 4s, 8/1/15	Aa2	25,000	26,885
3 1/2s, 2/1/14	Aa2	100,000	102,167

NY City, Transitional Fin. Auth. Rev. Bonds,
5s, 11/1/15	AAA	135,000	149,989

NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/17	A3	85,000	97,107
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/16	AA–	100,000	107,689
(Trustees of Columbia U.), Ser. AA, 5s, 7/1/15	Aaa	215,000	236,283

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(The New School), 4s, 7/1/16	A3	50,000	54,384
(Memorial Sloan-Kettering Cancer Ctr.),
Ser. A2, 4s, 7/1/13	Aa3	50,000	50,144

NY State Thruway Auth. Rev. Bonds, Ser. A-1,
4 1/2s, 4/1/15	AA	15,000	16,127

NY State Thruway Auth. Local Hwy. & Bridge Rev.
Bonds, 5s, 4/1/16	AA–	50,000	56,162

NY State Urban Dev. Corp. Rev. Bonds
(State Personal Income Tax), Ser. A, 5s, 3/15/16	AAA	100,000	112,250

Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 2s, 6/1/13	AA–	125,000	125,000

Triborough, Bridge & Tunnel Auth. Rev. Bonds,
Ser. B, NATL, FGIC, 5 1/4s, 11/15/13	Aa3	150,000	153,350

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal on Hudson), 3s, 1/1/17	BBB/F	50,000	51,384

			1,617,945
North Carolina (0.4%)
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(The Forest at Duke, Inc.)
4.6s, 9/1/16	BBB+/F	20,000	21,260
4.4s, 9/1/13	BBB+/F	20,000	20,140

			41,400
Ohio (4.7%)
Akron, Bath Copley JT Twp. Hosp. Fac. Rev.
Bonds (Summa Hlth. Syst.), Ser. A, Radian Insd.,
5 1/4s, 11/15/14	Baa1	20,000	21,136

Cleveland, Wtr. Rev. Bonds, Ser. O,
NATL, 5s, 1/1/15	Aa1	35,000	37,555

Cuyahoga Cnty. G.O. Bonds, 5s, 12/1/15	Aa1	50,000	55,559

Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev.
Bonds (Kendal at Oberlin), 3s, 11/15/16	A–	50,000	52,114

22	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State G.O. Bonds
(Higher Ed.), Ser. C, 5s, 8/1/16	Aa1	$25,000	$28,416
(Buckeye Savers), Ser. K, 5s, 5/1/15	AAA	100,000	108,783
(Common Schools), Ser. A, 4 1/2s, 9/15/24
(Prerefunded 3/15/15)	Aa1	100,000	107,385

OH State Bldg. Auth. Rev. Bonds
Ser. A, AGM, 5s, 4/1/16	Aa2	20,000	22,381

OH State Hosp. Fac. Rev. Bonds
(Cleveland Clinic Hlth.), Ser. B, 5s, 1/1/15	Aa2	35,000	37,463

OH State Higher Edl. Fac. Comm. Rev. Bonds
(U. of Dayton), FGIC, 4 1/4s, 12/1/14	A2	50,000	52,786

			523,578
Oregon (1.0%)
OR State G.O. Bonds
Ser. N, 4s, 12/1/16	Aa1	45,000	50,341
(Higher Ed.), Ser. B, 3 1/2s, 8/1/15	Aa1	25,000	26,706

Portland, Swr. Syst. Rev. Bonds, Ser. A, NATL
5s, 6/15/16	Aa2	15,000	16,958
5s, 6/15/15	Aa2	15,000	16,405

			110,410
Pennsylvania (8.1%)
Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. Oblig. Group), Ser. A-3, 5s, 11/1/14	AA	35,000	37,265

Bethlehem, PA School Dist. G.O. Bonds, Ser. A,
NATL, 5s, 9/1/14	A1	100,000	105,640

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Social Ministries), 4.15s, 1/1/14	BBB+/F	25,000	25,375

East Hempfield Twp. Indl. Dev. Auth. Rev. Bonds
(Student Svcs., Inc.-Millersville U.), 2 1/4s, 7/1/17	Baa3	40,000	40,139

Erie, Higher Edl. Bldg. Auth. Rev. Bonds
(Gannon U.), 3s, 5/1/17	Baa2	35,000	36,349

Franconia, Swr. Auth. Rev. Bonds, NATL,
FGIC, 4s, 1/1/14	A	25,000	25,284

Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev.
Bonds (Lancaster Gen. Hosp.), 3s, 7/1/16	Aa3	35,000	36,764

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/15	AA–	25,000	27,081

North PA, School Dist. G.O. Bonds,
Ser. A, 3s, 3/1/14	Aa2	90,000	91,678

PA Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
1.6s, 10/1/17	AA+	100,000	99,750

PA State G.O. Bonds
Ser. 2, 5s, 4/15/15	Aa2	15,000	16,284
Ser. 1, 5s, 3/15/15	Aa2	45,000	48,680

PA State Econ. Dev. Fin. Auth. Rev. Bonds,
Ser. A, 3s, 1/1/15	Aaa	80,000	83,334

Short-Term Municipal Income Fund	23

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Temple U.), NATL, 5s, 4/1/16	Aa3	$50,000	$55,833
Ser. AA, NATL, 4.2s, 6/15/15	Aa3	25,000	25,937
(U. of Sciences), AGM, 3 1/2s, 11/1/13	A3	50,000	50,630

PA State Tpk. Comm. Oil Franchise Tax Rev.
Bonds, Ser. A, AMBAC, 5s, 12/1/16	AA	25,000	28,457

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. A
AGM, 5s, 6/15/16	AA–	20,000	22,598
5s, 6/15/14	A1	40,000	41,860

			898,938
Tennessee (0.5%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(U. of the South), AMBAC, 4 1/2s, 9/1/30
(Prerefunded 9/1/15)	A+	50,000	54,624

			54,624
Texas (5.4%)
Dallas, Area Rapid Transit Rev. Bonds,
5s, 12/1/14	AA+	100,000	106,930

Houston, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 7/1/15	A	30,000	32,649

North TX, Tollway Auth. Mandatory Put Bonds
(1/1/16), Ser. E-3, 5 3/4s, 1/1/38	A2	100,000	112,386

Richardson, Indpt. School Dist. G.O. Bonds, PSFG,
4s, 2/15/16	Aaa	150,000	163,652

San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	100,000	108,860

TX State Rev. Bonds (A&M U.), Ser. B, 5s, 5/15/15	Aaa	25,000	27,266

TX State Fin. Auth. Rev. Bonds (Idea Academy,
Inc.), Ser. A, 4.1s, 8/15/13	BBB	50,000	50,249

			601,992
Utah (0.2%)
UT State G.O. Bonds, Ser. B, 4s, 7/1/15	Aaa	15,000	16,142

			16,142
Virginia (0.9%)
Amelia Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (4/1/14) (Waste Mgmt.,
Inc.), 0.85s, 4/1/27	A–2	75,000	75,012

VA State Pub. School Auth. Rev. Bonds
(Chesterfield), 5s, 1/15/14	Aaa	25,000	25,736

			100,748
Washington (2.9%)
Energy N W, Rev. Bonds (Bonneville Power
Admin.), Ser. A, 5 1/2s, 7/1/14	Aa1	30,000	31,679

King Cnty., G.O. Bonds, Ser. D, 5s, 1/1/16	AAA	50,000	55,621

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/17	AA+	35,000	40,087

Seattle, Wtr. Syst. Rev. Bonds, 5s, 2/1/15	Aa1	55,000	59,227

WA State G.O. Bonds
Ser. R-2010A, 5s, 1/1/15	Aa1	35,000	37,555
(Motor Vehicle Fuel Tax), Ser. C, 4s, 6/1/15	Aa1	15,000	16,075

WA State Rev. Bonds (Lodging Tax),
Ser. A, 5s, 7/1/14	Aa3	50,000	52,420

WA State G.O. Bonds, Ser. C, 5s, 2/1/15	Aa1	25,000	26,922

			319,586

24	Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (96.9%)* cont.	Rating**	Principal amount	Value

Wisconsin (2.7%)
Elmbrook, School Dist. G.O. Bonds (School
Bldg. & Impt.), 4s, 4/1/14	Aaa	$50,000	$51,560

Nekoosa, Poll. Control Rev. Bonds
(Nekoosa Papers, Inc.), Ser. A, 5.35s, 7/1/15	Baa2	30,000	32,093

WI State G.O. Bonds, Ser. 1
AMBAC, 5s, 5/1/16	Aa2	50,000	56,358
NATL, 5s, 5/1/14	Aa2	25,000	26,078

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Three Pillars Sr. Living), 3s, 8/15/16	A–/F	75,000	78,376

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Three Pillars Sr. Living), 5s, 8/15/28	A–/F	50,000	54,808

			299,273

TOTAL INVESTMENTS

Total investments (cost $10,744,037)			$10,774,711

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 18, 2013 (commencement of operations) through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $11,121,856.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	16.4%
State government	15.2
Local government	14.6
Health care	12.1

Short-Term Municipal Income Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$10,774,711	$—

Totals by level	$—	$10,774,711	$—

The accompanying notes are an integral part of these financial statements.

26	Short-Term Municipal Income Fund

Statement of assets and liabilities 5/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $10,744,037)	$10,774,711

Cash	402,125

Interest and other receivables	127,088

Receivable for investments sold	100,000

Receivable from Manager (Note 2)	31,725

Unamortized offering costs (Note 1)	84,290

Total assets	11,519,939

LIABILITIES

Payable for investments purchased	159,305

Payable for purchases of delayed delivery securities (Note 1)	107,362

Payable for shares of the fund repurchased	12

Payable for custodian fees (Note 2)	1,039

Payable for investor servicing fees (Note 2)	813

Payable for Trustee compensation and expenses (Note 2)	23

Payable for administrative services (Note 2)	20

Payable for distribution fees (Note 2)	3,658

Payable for offering costs (Note 1)	106,089

Other accrued expenses	19,762

Total liabilities	398,083

Net assets	$11,121,856

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,091,638

Distributions in excess of net investment income (Note 1)	(456)

Net unrealized appreciation of investments	30,674

Total — Representing net assets applicable to capital shares outstanding	$11,121,856

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,634,593 divided by 1,060,235 shares)	$10.03

Offering price per class A share (100/99.00 of $10.03)*	$10.13

Net asset value and offering price per class B share ($10,032 divided by 1,000 shares)**	$10.03

Net asset value and offering price per class C share ($344,352 divided by 34,333 shares)**	$10.03

Net asset value and redemption price per class M share ($10,034 divided by 1,000 shares)	$10.03

Offering price per class M share (100/99.25 of $10.03)*	$10.11

Net asset value, offering price and redemption price per class Y share
($122,845 divided by 12,249 shares)	$10.03

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund	27

Statement of operations For the period 3/18/13 (commencement of operations)
to 5/31/13 (Unaudited)

INTEREST INCOME	$14,840

EXPENSES

Compensation of Manager (Note 2)	7,685

Investor servicing fees (Note 2)	985

Custodian fees (Note 2)	1,629

Trustee compensation and expenses (Note 2)	193

Distribution fees (Note 2)	5,862

Administrative services (Note 2)	58

Amortization of offering costs (Note 1)	21,799

Reports to shareholders	5,372

Auditing and tax fees	12,303

Other	2,183

Fees waived and reimbursed by Manager (Note 2)	(46,518)

Total expenses	11,551

Expense reduction (Note 2)	(595)

Net expenses	10,956

Net investment income	3,884

Net unrealized appreciation of investments during the period	30,674

Net gain on investments	30,674

Net increase in net assets resulting from operations	$34,558

The accompanying notes are an integral part of these financial statements.

28	Short-Term Municipal Income Fund

Statement of changes in net assets

For the period 3/18/13
(commencement of
INCREASE IN NET ASSETS	operations) to 5/31/13*

Operations:
Net investment income	$3,884

Net unrealized appreciation of investments	30,674

Net increase in net assets resulting from operations	34,558

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,280)

Class B	(1)

Class C	(5)

Class M	(3)

Class Y	(51)

Increase from capital share transactions (Note 4)	1,091,638

Total increase in net assets	1,121,856

NET ASSETS

Beginning of period (Note 5)	10,000,000

End of period (including distributions in excess of net investment income of $456)	$11,121,856

* Unaudited

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio of	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	expenses to	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	average net	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	assets (%) [c,d,e]	net assets (%) [d,e]	(%)

Class A
May 31, 2013 **†	$10.00	— [f]	.03	.03	— [f]	— [f]	$10.03	.34 *	$10,635	.11 *	.04 *	— *

Class B
May 31, 2013 **†	$10.00	— [f]	.03	.03	— [f]	— [f]	$10.03	.31 *	$10	.14 *	.01 *	— *

Class C
May 31, 2013 **†	$10.00	— [f]	.03	.03	— [f]	— [f]	$10.03	.30 *	$344	.17 *	— *[g]	— *

Class M
May 31, 2013 **†	$10.00	— [f]	.03	.03	— [f]	— [f]	$10.03	.33 *	$10	.11 *	.03 *	— *

Class Y
May 31, 2013 **†	$10.00	.01	.03	.04	(.01)	(.01)	$10.03	.38 *	$123	.06 *	.09 *	— *

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

May 31, 2013	0.42%

e Reflects a voluntarily waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

5/31/13

Class A	0.02%

Class B	0.03

Class C	0.11

Class M	0.02

Class Y	0.01

f Amount represents less than $0.01 per share.

g Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

30	Short-Term Municipal Income Fund	Short-Term Municipal Income Fund	31

Notes to financial statements 5/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 18, 2013 (commencement of operations) through May 31, 2013.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on March 18, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or

32	Short-Term Municipal Income Fund

as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $10,744,037, resulting in gross unrealized appreciation and depreciation of $36,862 and $6,188, respectively, or net unrealized appreciation of $30,674.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $106,089 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Short-Term Municipal Income Fund	33

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,380 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $39,141 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $1,997 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$843

Class B	2

Class C	278

Class M	1

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$953	Class M	1

Class B	1	Class Y	5

Class C	25	Total	$985

34	Short-Term Municipal Income Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $595 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, and 0.30% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$5,305	Class M	6

Class B	9	Total	$5,862

Class C	542

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,979,749 and $— , respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Short-Term Municipal Income Fund	35

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class A	Shares	Amount

Shares sold	63,809	$640,389

Shares issued in connection with reinvestment of distributions	426	4,280

	64,235	644,669

Shares repurchased	—	—

Net increase	64,235	$644,669

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class B	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	—*	1

	—*	1

Shares repurchased	—	—

Net increase	—*	$1

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class C	Shares	Amount

Shares sold	33,333	$334,098

Shares issued in connection with reinvestment of distributions	—*	5

	33,333	334,103

Shares repurchased	—*	(2)

Net increase	33,333	$334,101

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class M	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	—*	3

	—*	3

Shares repurchased	—	—

Net increase	—*	$3

	For the period 3/18/13
	(commencement of operations) to 5/31/13

Class Y	Shares	Amount

Shares sold	11,245	$112,825

Shares issued in connection with reinvestment of distributions	5	51

	11,250	112,876

Shares repurchased	(1)	(12)

Net increase	11,249	$112,864

*Represents less than 1 share.

36	Short-Term Municipal Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	996,407	93.98%	$9,993,962

Class B	1,000	100.00	10,032

Class C	1,000	2.91	10,030

Class M	1,000	100.00	10,034

Class Y	1,001	8.17	10,040

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,960,000	996,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund	37

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38	Short-Term Municipal Income Fund

Absolute Return	RetirementReady 2030 Fund
Absolute Return 100 Fund®	RetirementReady 2025 Fund
Absolute Return 300 Fund®	RetirementReady 2020 Fund
Absolute Return 500 Fund®	RetirementReady 2015 Fund
Absolute Return 700 Fund®
Putnam Retirement Income Lifestyle
Global Sector	Funds — portfolios with managed
Global Consumer Fund	allocations to stocks, bonds, and money
Global Energy Fund	market investments to generate
Global Financials Fund	retirement income.
Global Health Care Fund
Global Industrials Fund	Retirement Income Fund Lifestyle 1
Global Natural Resources Fund	Retirement Income Fund Lifestyle 2
Global Sector Fund	Retirement Income Fund Lifestyle 3
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset Allocation
Putnam Global Asset Allocation Funds —
portfolios with allocations to stocks, bonds,
and money market instruments that are
adjusted dynamically within specified ranges
as market conditions change.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Putnam RetirementReady® Funds — portfolios
with automatically adjusting allocations to
stocks, bonds, and money market instruments,
becoming more conservative over time.

RetirementReady 2055 Fund
RetirementReady 2050 Fund
RetirementReady 2045 Fund
RetirementReady 2040 Fund
RetirementReady 2035 Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short-Term Municipal Income Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Janet C. Smith
One Post Office Square	George Putnam, III	Vice President,
Boston, MA 02109	Robert L. Reynolds	Principal Accounting Officer,
	W. Thomas Stephens	and Assistant Treasurer
Custodian
State Street Bank	Officers	Susan G. Malloy
and Trust Company	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Jonathan S. Horwitz	James P. Pappas
	Executive Vice President,	Vice President
Principal Executive Officer, and
	Compliance Liaison	Mark C. Trenchard
Vice President and
	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA118
281882 7/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013